United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2019

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427

(Commission

File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Address of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FIS	New York Stock Exchange
0.400% Senior Notes due 2021	FIS21A	New York Stock Exchange
Floating Rate Senior Notes due 2021	FIS21B	New York Stock Exchange
0.125% Senior Notes due 2021	FIS21C	New York Stock Exchange
1.700% Senior Notes due 2022	FIS22B	New York Stock Exchange
0.750% Senior Notes due 2023	FIS23A	New York Stock Exchange
1.100% Senior Notes due 2024	FIS24A	New York Stock Exchange
2.602% Senior Notes due 2025	FIS25A	New York Stock Exchange
1.500% Senior Notes due 2027	FIS27	New York Stock Exchange
2.000% Senior Notes due 2030	FIS30	New York Stock Exchange
3.360% Senior Notes due 2031	FIS31	New York Stock Exchange
2.950% Senior Notes due 2039	FIS39	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD.

On November 21, 2019, Fidelity National Information Services, Inc. issued a press release announcing the commencement of tender offers to purchase for cash (i) any and all of its outstanding 3.625% Senior Notes due 2020, its outstanding 2.250% Senior Notes due 2021 and its outstanding 4.500% Senior Notes due 2022 and (ii) up to an aggregate maximum repurchase amount of $650,000,000 principal amount of its outstanding 5.000% Senior Notes due 2025, its outstanding 4.750% Senior Notes due 2048 and its outstanding 4.500% Senior Notes due 2046 (collectively, the “Senior Notes”).

A copy of the press release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report. The information included in Item 7.01 of this report and the press release attached hereto as Exhibit 99.1 is for informational purposes only and does not constitute an offer to purchase any of the Senior Notes.

The information included in Item 7.01 of this report and the press release attached hereto as Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release of Fidelity National Information Services, Inc., dated November 21, 2019.

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Fidelity National Information Services, Inc., dated November 21, 2019.

101	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: November 21, 2019

	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Corporate Executive Vice President and Chief Legal Officer